November 1, 2024
Pioneer Funds
Supplement to the Prospectus, as in effect and as may be amended from time to time, for:
Fund	Date of Prospectus
Amundi Climate Transition Core Bond Fund	December 1, 2023
Pioneer AMT-Free Municipal Fund	April 1, 2024
Pioneer Balanced ESG Fund	December 1, 2023 (as revised April 1, 2024)
Pioneer CAT Bond Fund	March 1, 2024
Pioneer Core Equity Fund	May 1, 2024
Pioneer Corporate High Yield Fund	December 28, 2023
Pioneer Disciplined Growth Fund	December 28, 2023
Pioneer Disciplined Value Fund	December 28, 2023
Pioneer Equity Income Fund	March 1, 2024
Pioneer Equity Premium Income Fund	March 1, 2024
Pioneer Floating Rate Fund	March 1, 2024
Pioneer Fund	May 1, 2024
Pioneer Fundamental Growth Fund	August 1, 2024
Pioneer Global Sustainable Equity Fund	December 28, 2023 (as revised April 1, 2024)
Pioneer Global Sustainable Growth Fund	February 1, 2024 (as revised April 1, 2024)
Pioneer Global Sustainable Value Fund	February 1, 2024 (as revised April 1, 2024)
Pioneer High Income Municipal Fund	December 28, 2023
Pioneer High Yield Fund	March 1, 2024
Pioneer International Equity Fund	April 1, 2024
Pioneer Intrinsic Value Fund	February 1, 2024
Pioneer Mid Cap Value Fund	March 1, 2024
Pioneer Multi-Asset Income Fund	December 1, 2023
Pioneer Multi-Asset Ultrashort Income Fund	August 1, 2024
Pioneer Securitized Income Fund	December 1, 2023
Pioneer Select Mid Cap Growth Fund	April 1, 2024
Pioneer Short Term Income Fund	December 28, 2023
Pioneer Solutions – Balanced Fund	December 1, 2023
Pioneer Strategic Income Fund	February 1, 2024

The following supplements any information to the contrary in the fund’s summary prospectus, prospectus and statement of additional information.
Intermediary defined sales charge waiver policies
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through the following intermediaries. References to Class C shares also refer generally to Class C2 shares (if available).
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
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Transaction size breakpoints, as described in this prospectus or the SAI.
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Rights of accumulation (ROA), as described in this prospectus or the SAI.
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Letter of intent, as described in this prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
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shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
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shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
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shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
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shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

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shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
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shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:
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redemptions due to death or disability of the shareholder
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shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI
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redemptions made in connection with a return of excess contributions from an IRA account
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shares purchased through a Right of Reinstatement (as defined above)
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redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
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©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC